UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 2021

Ouster, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39463	86-2528989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Treat Avenue San Francisco, California		94110
(Address of principal executive offices)		(Zip Code)

(415) 949-0108

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common stock, $0.0001 par value per share	OUST	New York Stock Exchange
Warrants to purchase common stock	OUST WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

On March 12, 2021, Ouster, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to report the closing of the Business Combination and related matters under Items 1.01, 2.01, 3.02, 3.03, 5.01, 5.02, 5.06, 8.01 and 9.01 of Form 8-K. Due to the large number of events to be reported under the specified items of Form 8-K, this Form 8-K/A is being filed to amend the Original Report to include additional matters related to the closing of the Business Combination under Items 4.01, 5.03 and 5.05 of Form 8-K (as amended, this “Report”).

Capitalized terms used herein but not defined herein have the meanings given to such terms in the Original Report.

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Dismissal of independent registered public accounting firm.

On March 11, 2021, the audit committee of Ouster’s board of directors dismissed Marcum LLP (“Marcum”), Ouster’s independent registered public accounting firm prior to the Business Combination, as Ouster’s independent registered public accounting firm following completion of Marcum’s audit of the financial statements of Ouster as of and for the year ended December 31, 2020, which consists only of the accounts of the prebusiness combination special purpose acquisition company, Ouster.

The report of Marcum on Ouster’s balance sheet as of December 31, 2020 and the statements of operations, changes in stockholders’ equity and cash flows for the period from June 4, 2020 (inception) to December 31, 2020, which included an explanatory paragraph as to the Company’s ability to continue as a going concern, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.

During the period from June 4, 2020 (inception) to December 31, 2020 and subsequent interim period through March 11, 2021, there were no disagreements between Ouster and Marcum on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused it to make reference to the subject matter of the disagreements in its reports on Ouster’s financial statements for such period.

During the period from June 4, 2020 (inception) to December 31, 2020 and subsequent interim period through March 11, 2021, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).

Ouster has provided Marcum with a copy of the foregoing disclosures and has requested that Marcum furnish Ouster with a letter addressed to the SEC stating whether it agrees with the statements made by Ouster set forth above. A copy of Marcum’s letter, dated March 11, 2021, is filed as Exhibit 16.1 to this Report.

(b) Disclosures regarding the new independent auditor.

On March 11, 2021, the audit committee of Ouster’s board of directors approved the engagement of PricewaterhouseCoopers LLP (“PwC”) as Ouster’s independent registered public accounting firm to audit Ouster’s consolidated financial statements as of and for the year ended December 31, 2021. PwC served as independent registered public accounting firm of Old Ouster prior to the Business Combination. During the period from June 4, 2020 (inception) to December 31, 2020, and the subsequent interim period through March 11, 2021, Ouster did not consult with PwC with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on Ouster’s financial statements, and neither a written report nor oral advice was provided to Ouster that PwC concluded was an important factor considered by Ouster in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any other matter that was the subject of a disagreement or a reportable event (each as defined above).

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 10, 2021 and in connection with the Domestication, Ouster filed a Certificate of Incorporation with the Secretary of State of the State of Delaware. The material terms of the Certificate of Incorporation and the Bylaws that took effect upon the filing of the Certificate of Incorporation with the Secretary of State of the State of Delaware are discussed in the Proxy Statement/Prospectus in the sections titled “Domestication Proposal” beginning on page 139 and “Organizational Documents Proposals” beginning on page 142, which are incorporated by reference herein.

Copies of the Certificate of Incorporation and the Bylaws are included as Exhibits 3.1 and 3.2 to this Report, respectively, and are incorporated herein by reference.

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Business Combination, on March 11, 2021, Ouster’s board of directors approved and adopted a new Code of Business Conduct and Ethics applicable to all employees, officers and directors of Ouster. A copy of the Code of Business Conduct and Ethics can be found at https://investors.ouster.com/ under the link “Governance.” The above description of the Code of Business Conduct and Ethics does not purport to be complete and is qualified in its entirety by reference to the full text of the Code of Business Conduct and Ethics, a copy of which is filed as Exhibit 14.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited financial statements of Old Ouster as of and for the years ended December 31, 2020 and 2019 are set forth in Exhibit 99.1 hereto and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of CLA and Old Ouster as of and for the year ended December 31, 2020 is set forth in Exhibit 99.2 hereto and is incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description

2.1+	Agreement and Plan of Merger, dated as of December 21, 2020, by and among the Registrant, Beam Merger Sub, Inc. and Ouster, Inc. (incorporated by reference to Exhibit 2.1 to the Registration Statement on Form S-4 (File No. 333-251611) filed on February 10, 2021).

3.1	Certificate of Incorporation of Ouster, Inc. (incorporated by reference to Exhibit 3.1 to the Registration Statement on Form S-4 (File No. 333-251611) filed on March 10, 2021).

3.2	Bylaws of Ouster, Inc. (incorporated by reference to Exhibit 3.2 to the Registration Statement on Form S-4 (File No. 333-251611) filed on March 10, 2021).

4.1	Warrant Agreement, dated August 20, 2020, between Colonnade Acquisition Corp. and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed on August 25, 2020).

4.3	Specimen Warrant Certificate of the Registrant (incorporated by reference to Exhibit 4.3 to the Registrant’s Registration Statement on Form S-1 (File No. 333-240378), filed on August 4, 2020).

10.1	Form of Indemnification Agreement.

10.2	Amended and Restated Registration Rights Agreement, by and among Ouster, Inc. and the holders party thereto.

10.3	2021 Incentive Award Plan.

10.3(a)+	Form of Stock Option Agreement under the Ouster, Inc. 2021 Incentive Award Plan (incorporated by reference to Exhibit 10.5(a) to the Registration Statement on Form S-4 (File No. 333-251611) filed on December 22, 2020).

10.3(b)+	Form of Restricted Stock Unit Agreement under the Ouster, Inc. 2021 Incentive Award Plan.

10.4#	Manufacturing Services Agreement, dated as of March 5, 2018, by and between Ouster, Inc. and Benchmark Electronics, Inc. (incorporated by reference to Exhibit 10.6 to the Registration Statement on Form S-4 (File No. 333-251611) filed on December 22, 2020).

10.5#	Loan and Security Agreement, dated as of November 27, 2018, by and among Ouster, Inc., Runway Growth Credit Fund Inc., and the other parties thereto (incorporated by reference to Exhibit 10.7 to the Registration Statement on Form S-4 (File No. 333-251611) filed on December 22, 2020).

10.5(a)#	First Amendment to Loan and Security Agreement, dated as of March 28, 2019, by and among Ouster, Inc., Runway Growth Credit Fund Inc., and the other parties thereto (incorporated by reference to Exhibit 10.7(a) to the Registration Statement on Form S-4 (File No. 333-251611) filed on December 22, 2020).

10.5(b)	Second Amendment to Loan and Security Agreement, dated as of August 5, 2019, by and among Ouster, Inc., Runway Growth Credit Fund Inc., and the other parties thereto (incorporated by reference to Exhibit 10.7(b) to the Registration Statement on Form S-4 (File No. 333-251611) filed on December 22, 2020).

10.5(c)	Third Amendment to Loan and Security Agreement, dated as of April 3, 2020, by and among Ouster, Inc., Runway Growth Credit Fund Inc., and the other parties thereto (incorporated by reference to Exhibit 10.7(c) to the Registration Statement on Form S-4 (File No. 333-251611) filed on December 22, 2020).

10.5(d)	Fourth Amendment to Loan and Security Agreement, dated as of November 23, 2020, by and among Ouster, Inc., Runway Growth Credit Fund Inc., and the other parties thereto (incorporated by reference to Exhibit 10.7(d) to the Registration Statement on Form S-4 (File No. 333-251611) filed on December 22, 2020).

10.6	Lease, dated September 5, 2017, by and between Ouster, Inc. and Mission Creative Ownership, LLC (incorporated by reference to Exhibit 10.13 to the Registration Statement on Form S-4 (File No. 333-251611) filed on January 27, 2021).

10.6(a)	First Amendment to Lease, dated January 21, 2018, by and between Ouster, Inc. and Mission Creative Ownership, LLC (incorporated by reference to Exhibit 10.13(a) to the Registration Statement on Form S-4 (File No. 333-251611) filed on January 27, 2021).

10.6(b)	Second Amendment to Lease, dated March 27, 2018, by and between Ouster, Inc. and Mission Creative Ownership, LLC (incorporated by reference to Exhibit 10.13(b) to the Registration Statement on Form S-4 (File No. 333-251611) filed on January 27, 2021).

10.6(c)	Third Amendment to Lease, dated August 14, 2018, by and between Ouster, Inc. and Mission Creative Ownership, LLC (incorporated by reference to Exhibit 10.13(c) to the Registration Statement on Form S-4 (File No. 333-251611) filed on January 27, 2021).

10.6(d)	Fourth Amendment to Lease, dated April 4, 2019, by and between Ouster, Inc. and Mission Creative Ownership, LLC (incorporated by reference to Exhibit 10.13(d) to the Registration Statement on Form S-4 (File No. 333-251611) filed on January 27, 2021).

10.6(e)	Fifth Amendment to Lease, dated July 21, 2019, by and between Ouster, Inc. and Mission Creative Ownership, LLC (incorporated by reference to Exhibit 10.13(e) to the Registration Statement on Form S-4 (File No. 333-251611) filed on January 27, 2021).

10.6(f)	Sixth Amendment to Lease, dated December 20, 2019, by and between Ouster, Inc. and Mission Creative Ownership, LLC (incorporated by reference to Exhibit 10.13(f) to the Registration Statement on Form S-4 (File No. 333-251611) filed on January 27, 2021).

10.6(g)	Seventh Amendment to Lease, dated May 18, 2020, by and between Ouster, Inc. and Mission Creative Ownership, LLC (incorporated by reference to Exhibit 10.13(g) to the Registration Statement on Form S-4 (File No. 333-251611) filed on January 27, 2021).

10.7	NNN Lease, dated September 1, 2017, by and between Ouster, Inc. and SIC-350 Treat, LLC (incorporated by reference to Exhibit 10.14 to the Registration Statement on Form S-4 (File No. 333-251611) filed on January 27, 2021).

10.7(a)	First Amendment to NNN Lease, dated January 1, 2018, by and between Ouster, Inc. and SIC-350 Treat, LLC (incorporated by reference to Exhibit 10.14(a) to the Registration Statement on Form S-4 (File No. 333-251611) filed on January 27, 2021).

10.7(b)	Second Amendment NNN Lease, dated March 27, 2018, by and between Ouster, Inc. and SIC-350 Treat, LLC (incorporated by reference to Exhibit 10.14(b) to the Registration Statement on Form S-4 (File No. 333-251611) filed on January 27, 2021).

10.8	Ouster, Inc. Non-Employee Director Compensation Policy.

14.1	Code of Business Conduct and Ethics of Ouster, Inc.

16.1	Letter from Marcum LLP to the Securities and Exchange Commission.

21.1	List of Subsidiaries.

99.1	Audited financial statements of Ouster, Inc. (Old Ouster) as of and for the years ended December 31, 2020 and 2019.

99.2	Unaudited pro forma condensed combined financial information of Colonnade Acquisition Corp. and Old Ouster as of and for the year ended December 31, 2020.

99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations.

†

The annexes, schedules, and certain exhibits to this Exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant hereby agrees to furnish supplementally a copy of any omitted annex, schedule or exhibit to the SEC upon request.

+	Indicates a management contract or compensatory plan.
#	Certain portions of this exhibit (indicated by “[***]”) have been omitted pursuant to Regulation S-K, Item 601(b)(10).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ouster, Inc.
Date: March 12, 2021	By:	/s/ Anna Brunelle
	Name:	Anna Brunelle
	Title:	Chief Financial Officer